UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05207

ALLIANCEBERNSTEIN INCOME FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: December 31, 2012

Date of reporting period: June 30, 2012

ITEM 1. REPORTS TO STOCKHOLDERS.

SEMI-ANNUAL REPORT

AllianceBernstein Income Fund

June 30, 2012

Semi-Annual Report

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein® at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

August 15, 2012

Semi-Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Income Fund (the “Fund”) for the semi-annual reporting period ended June 30, 2012. The Fund is a closed-end fund that trades under the New York Stock Exchange symbol “ACG”.

Investment Objectives and Policies

This closed-end fund is designed to provide high current income consistent with the preservation of capital. The Fund normally invests at least 80% of its net assets in income-producing securities. The Fund normally invests at least 65% of its total assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, and repurchase agreements pertaining to U.S. government securities. The Fund may also invest up to 35% of its assets in other fixed income securities, including those issued by nongovernmental issuers in the U.S. and those issued by foreign governments. The Fund may invest up to 35% of its net assets in below-investment grade securities. Additionally, the Fund may utilize other investment instruments, including options, swaps, forwards and futures, and may employ leverage. For more information regarding the Fund’s risks, please see “A Word About Risk” on pages 4-5 and “Note E—Risks Involved in Investing in the Fund” of the Notes to Financial Statements on page 57.

Investment Results

The table on page 6 provides performance data for the Fund and the benchmark, the Barclays Capital U.S.

Aggregate Bond Index, for the six- and 12-month periods ended June 30, 2012.

The Fund outperformed its benchmark for both periods. Relative to the benchmark, for the six-month period, yield curve positioning—specifically an overweight in the intermediate part of the yield curve—was a significant contributor to performance. The Fund utilized interest rate derivatives to manage overall interest rate risk and yield curve positioning. Overall sector positioning was also a significant contributor as exposure to high yield corporates and bank loans, dollar denominated emerging market debt and an underweight to agency mortgages all contributed positively. An overweight to treasuries and an underweight to investment-grade corporates detracted. Overall security selection and currency exposure also contributed to performance; security selection in investment-grade corporate and commercial mortgage-backed securities (“CMBS”) holdings was positive, while high yield corporate selection detracted. Within the Fund’s currency exposure, short positions in the euro and Japanese yen contributed positively, as did a long position in the Mexican peso.

For the 12-month period, yield curve positioning and sector allocation were again significant positive contributors, relative to the benchmark. An overweight to U.S. treasuries and exposure to high yield corporates and bank loans, as well as an underweight to agency mortgages, all contributed positively. An allocation to European investment-grade corporates detracted.

ALLIANCEBERNSTEIN INCOME FUND •	1

Overall security selection dampened the Fund’s outperformance, as corporate (investment-grade and high yield) and emerging market debt selection detracted. Overall currency exposure was positive, helped by a short position in the euro.

The Fund utilized leverage through repurchase agreements at favorable rates and was able to reinvest the proceeds into higher yielding securities. The Fund’s use of leverage was a positive contributor for both periods. The Fund also utilized credit default swaps—which contributed positively for both periods—as a hedge against cash and to gain corporate exposure.

Market Review and Investment Strategy

Volatility continued throughout the six-month period ended June 30, 2012, as global markets remained highly correlated with ongoing European debt sentiment and perceptions of the overall health of the global economy. Investor confidence improved dramatically in the first quarter of 2012, after the European Central Bank (“ECB”) took decisive moves to stem the euro-area crisis. The ECB’s long-term refinancing operations provided liquidity to regional banks early in the period, reducing the risk of a banking crisis. Additionally, signs of improving economic momentum in the first quarter—particularly in the U.S.—also buoyed investor sentiment. Stocks rose across the globe and corporate debt outperformed governments early in the period.

In the second quarter, however, the pendulum swung back to “risk off” as the European debt crisis intensified, growth in China moderated and the pace of U.S. economic growth showed signs of slowing. Government yields fell dramatically, with U.S. Treasury and German Bund yields setting historic lows. Investors were troubled by three main developments: first, euro area economic data deteriorated as severe fiscal austerity in many member nations stifled growth and concerns grew that, without a credible policy response, a flight from deposits in European countries with weaker banking systems could accelerate; second, the slowdown in Europe started to hurt emerging market economies such as China and Brazil by reducing demand for their exports; and third, the U.S. economy, too, displayed signs of weakness, with public-sector cuts weighing on growth and softer global demand dampening exports.

Despite the volatility, non-government sectors of the U.S. fixed-income market outperformed during the six-month period—benefiting from the strong performance in the first quarter of 2012. U.S. corporate securities, helped by a rebound in financials, outperformed and spreads tightened. High yield corporates also performed well, as investors reached for yield in a historically low yield environment. CMBS returns were solid, benefiting from a stabilization of property fundamentals. Treasuries lagged the credit markets as their safe haven premium diminished in the first quarter. The U.S. Treasury yield curve flat-

2	• ALLIANCEBERNSTEIN INCOME FUND

tened, with intermediate yields declining most.

In light of the uncertain outlook, The Fund’s investment management team (the “Team”) is currently maintaining a relatively moderate level of risk for the Fund. Relative to the benchmark, the Fund is overweight corporate debt and the Team has increased high yield allocation due to its favorable yield advantage. The Team also continues to have a positive fundamental view on investment-grade credit, particularly in the U.S. In the U.S., the ratio of liquid assets to short-term liabilities—a measure of the ability of businesses to meet their obligations—is near its highest level in decades, and corporate profitability remains high. Furthermore, technicals are favorable as net issuance of nongovernment debt is expected to fall well short of the previous year’s levels in 2012, in contrast to exploding government debt levels around the world. Given the relative scarcity of attractively yielding assets, the Team expects demand for credit to remain strong. Relative to the benchmark, the Fund remains overweight intermediate-maturity securities, where the steepness of the yield curve is most extreme. The Team also continues to find opportunities in emerging market corporate debt. Due to global volatility, currency exposure is modest; however, the Team maintains a short position in the Japanese yen.

ALLIANCEBERNSTEIN INCOME FUND •	3

DISCLOSURES AND RISKS

Benchmark Disclosure

The unmanaged Barclays Capital U.S. Aggregate Bond Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Barclays Capital U.S. Aggregate Bond Index represents the performance of securities within the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, asset-backed securities, and commercial mortgage backed securities. The Index is not leveraged, whereas the Fund utilizes leverage. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Until May 22, 2009, the Fund participated in a credit facility for the purpose of utilizing investment leverage. The Fund continues to utilize leverage through entering into reverse repurchase agreements and may also utilize other techniques such as dollar rolls. In addition, the Fund may borrow money in the future through participation in credit facilities, direct bank borrowings, or otherwise. Reverse repurchase agreements involve sales by the Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. Generally, the effect of such a transaction is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Fund of the reverse repurchase agreement transaction is less than the return on the leveraged portion of the Fund’s investment portfolio. The Fund may enter into dollar rolls in which the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as the interest earned on the cash proceeds of the initial sale. Reverse repurchase agreements and dollar rolls are speculative techniques and are considered borrowings by the Fund.

Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining. The risks of leverage also include potentially a higher volatility of the net asset value (“NAV”) of the Fund’s shares, potentially more volatility in the market value of the Fund’s shares, and the relatively greater effect on the NAV of the Fund’s shares caused by favorable or adverse changes in portfolio security values or currency exchange rates. In addition, changes in the interest rate environment can increase or decrease shareholder returns. The Fund maintains asset coverage of at least 300% with respect to borrowings.

To the extent that the current interest rate on the Fund’s indebtedness approaches the net return on the leveraged portion of the Fund’s investment portfolio, then the benefit to the shareholders will be reduced. If the rate payable by the Fund on indebtedness were to exceed the net return on the same portion of the portfolio, then this would result in a lower rate of return for the shareholders. Similarly, the use of leverage in a declining market can advance the decrease of the Fund’s NAV more so than if the Fund were not leveraged, which would likely be reflected in a greater decline in the market price for shares of the Fund than if the Fund were not leveraged. In extreme cases, if the Fund’s current investment income were not sufficient to meet interest payments on indebtedness or if the Fund failed to maintain the asset coverage required by the 1940 Act, then it could be necessary for the Fund to liquidate certain investments at a time when it may be disadvantageous to do so.

(Disclosures, Risks and Note about Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN INCOME FUND

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

Part of the Fund’s assets will be invested in foreign securities. A significant portion of the Fund’s investments in foreign securities is in emerging markets. Since the Fund invests in foreign currency denominated securities, fluctuations in NAV may be magnified by changes in foreign exchange rates. The Fund also may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures swaps and options. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments. The Fund may invest in high yield bonds or below investment grade securities (“junk bonds”). High yield bonds involve a greater risk of default and price volatility than other bonds.

While the Fund invests principally in fixed-income securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks include the risk that the value of a derivative instrument may not correlate perfectly, or at all, with the value of the assets, reference rates or indices that they are designed to track. Other risks include: the possible absence of a liquid secondary market for a particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired, and the risk that the counterparty will not perform its obligation. Certain derivatives may have a leverage component and involve leverage risk. Adverse price movements in an instrument can result in a loss substantially greater than the Fund’s initial investment in that instrument (in some cases, the potential loss is unlimited).

An Important Note About Historical Performance

The performance on page 6 represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. All fees and expenses related to the operation of the Fund have been deducted. Performance assumes reinvestment of distributions and does not account for taxes.

AllianceBernstein Income Fund Shareholder Information

The Fund’s NYSE trading symbol is “ACG.” Weekly comparative NAV and market price information about the Fund is published each Saturday in Barron’s and in other newspapers in a table called “Closed End Funds”. Daily NAV and market price information, and additional information regarding the Fund, is available at www.alliancebernstein.com and www.nyse.com. For additional shareholder information regarding this Fund, please see page 67.

ALLIANCEBERNSTEIN INCOME FUND •	5

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARK PERIODS ENDED JUNE 30, 2012	NAV Returns
	6 Months	12 Months
AllianceBernstein Income Fund	5.56%	10.36%

Barclays Capital U.S. Aggregate Bond Index	2.37%	7.47%

The Fund’s market price per share on June 30, 2012, was $8.32. The Fund’s NAV price per share on June 30, 2012, was $9.20. For additional Financial Highlights, please see pages 61-62.
Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

6	• ALLIANCEBERNSTEIN INCOME FUND

Historical Performance

PORTFOLIO SUMMARY

June 30, 2012 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $2,235.7

*	All data are as of June 30, 2012. The Fund’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” security type weightings represent 0.1% or less in the following types: Asset-Backed Securities, Collateralized Mortgage Obligations, Common Stocks, Governments – Sovereign Agencies, Options Purchased – Puts and Warrants.

ALLIANCEBERNSTEIN INCOME FUND •	7

Portfolio Summary

PORTFOLIO SUMMARY

June 30, 2012 (unaudited)

*	All data are as of June 30, 2012. The Fund’s country breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 0.3% or less in the following countries: Australia, Barbados, Belarus, China, Colombia, El Salvador, France, Hong Kong, Hungary, Indonesia, Ireland, Japan, Lithuania, Norway, Peru, Portugal, South Africa, Spain, Switzerland, Ukraine, United Arab Emirates and Venezuela.

8	• ALLIANCEBERNSTEIN INCOME FUND

Portfolio Summary

PORTFOLIO OF INVESTMENTS

June 30, 2012 (unaudited)

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS - TREASURIES – 81.3%
Brazil – 0.4%
Brazil Notas do Tesouro Nacional Series F 10.00%, 1/01/14	BRL	16,419	$8,395,355

South Africa – 0.2%
South Africa Government Bond Series R203 8.25%, 9/15/17	ZAR	39,000	5,114,160

United States – 80.7%
U.S. Treasury Bonds 5.375%, 2/15/31	U.S.$	1,961	2,857,546
6.25%, 8/15/23		10,000	14,525,000
6.625%, 2/15/27		45,570	71,203,125
7.625%, 2/15/25		85,000	139,134,375
8.00%, 11/15/21(a)		75,000	117,738,300
8.75%, 8/15/20(a)		138,000	217,651,944
U.S. Treasury Notes 1.375%, 9/30/18(a)		355,000	363,431,250
1.50%, 8/31/18(a)		91,000	93,893,527
1.875%, 10/31/17(a)		30,400	32,072,000
2.625%, 8/15/20(a)		358,400	394,436,045
2.625%, 11/15/20(a)(b)		87,250	95,900,052
2.75%, 2/15/19(a)		67,100	74,465,298
U.S. Treasury STRIPS Zero Coupon, 5/15/17(c)		194,750	187,669,474

			1,804,977,936

Total Governments - Treasuries (cost $1,739,586,281)			1,818,487,451

CORPORATES - INVESTMENT GRADES – 15.6%
Industrial – 6.7%
Basic – 0.9%
Anglo American Capital PLC 9.375%, 4/08/19(d)		3,492	4,627,668
ArcelorMittal 5.25%, 8/05/20		2,500	2,396,580
6.25%, 2/25/22		2,200	2,154,698
GTL Trade Finance, Inc. 7.25%, 10/20/17(d)		2,536	2,827,640
Mondi Finance PLC 5.75%, 4/03/17	EUR	942	1,318,463
Southern Copper Corp. 7.50%, 7/27/35	U.S.$	5,107	5,862,473

ALLIANCEBERNSTEIN INCOME FUND •	9

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Teck Resources Ltd. 6.00%, 8/15/40	U.S.$	327	$342,671

			19,530,193

Capital Goods – 0.9%
Embraer SA 5.15%, 6/15/22		1,494	1,533,591
Holcim US Finance Sarl & Cie SCS 6.00%, 12/30/19(d)		644	675,200
Legrand France SA 8.50%, 2/15/25		10	12,691
Odebrecht Finance Ltd. 6.00%, 4/05/23(d)		6,895	7,262,504
Owens Corning 9.00%, 6/15/19		3,000	3,740,547
Republic Services, Inc. 5.25%, 11/15/21		6,098	7,001,028

			20,225,561

Communications - Media – 0.7%
DirecTV Holdings LLC/DirecTV Financing Co., Inc. 3.80%, 3/15/22		4,500	4,550,818
Globo Comunicacao e Participacoes SA 5.307%, 5/11/22(d)(e)		1,162	1,231,720
Interpublic Group of Cos., Inc. (The) 4.00%, 3/15/22		525	532,993
Time Warner Cable, Inc. 5.875%, 11/15/40		1,375	1,538,881
6.55%, 5/01/37		1,457	1,727,744
Time Warner Entertainment Co. LP 8.375%, 7/15/33		2,500	3,386,483
Virgin Media Secured Finance PLC 5.25%, 1/15/21		1,629	1,804,665

			14,773,304

Communications - Telecommunications – 1.6%
American Tower Corp. 5.05%, 9/01/20		4,310	4,527,116
AT&T Inc. 6.50%, 9/01/37		4,500	5,721,147
Deutsche Telekom International Finance BV 4.875%, 3/06/42(d)		4,719	4,483,253
Embarq Corp. 7.082%, 6/01/16		1,277	1,461,580
Oi SA 5.75%, 2/10/22(d)		5,500	5,618,073
Qwest Corp. 6.75%, 12/01/21		2,000	2,250,364
6.875%, 9/15/33		1,500	1,492,500

10	• ALLIANCEBERNSTEIN INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Telefonica Emisiones SAU 7.045%, 6/20/36	U.S.$	5,000	$4,371,435
Verizon Communications, Inc. 6.90%, 4/15/38		4,500	6,191,636

			36,117,104

Consumer Cyclical - Automotive – 0.1%
Ford Motor Co. 7.45%, 7/16/31		650	814,125
Ford Motor Credit Co. LLC 5.75%, 2/01/21		2,125	2,334,310

			3,148,435

Consumer Cyclical - Entertainment – 0.1%
Time Warner, Inc. 7.70%, 5/01/32		2,500	3,264,590

Consumer Cyclical - Other – 0.1%
Wyndham Worldwide Corp. 4.25%, 3/01/22		2,200	2,215,270

Consumer Cyclical - Retailers – 0.3%
CVS Caremark Corp. 5.75%, 5/15/41		4,700	5,594,946

Consumer Non-Cyclical – 0.5%
Bunge Ltd. Finance Corp. 8.50%, 6/15/19		2,600	3,245,954
Grupo Bimbo SAB de CV 4.50%, 1/25/22(a)(d)		1,699	1,804,580
SABMiller Holdings, Inc. 4.95%, 1/15/42(d)		5,500	6,087,714

			11,138,248

Energy – 0.9%
Nabors Industries, Inc. 9.25%, 1/15/19		2,500	3,245,795
Noble Holding International Ltd. 4.90%, 8/01/20		389	422,439
Phillips 66 4.30%, 4/01/22(d)		5,550	5,843,051
Reliance Holdings USA, Inc. 5.40%, 2/14/22(d)		3,568	3,596,808
Southwestern Energy Co. 4.10%, 3/15/22(d)		1,519	1,539,566
Transocean, Inc. 7.50%, 4/15/31		2,200	2,561,068
Weatherford International Ltd./Bermuda 7.00%, 3/15/38		2,900	3,311,800

			20,520,527

ALLIANCEBERNSTEIN INCOME FUND •	11

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Other Industrial – 0.1%
Noble Group Ltd. 6.75%, 1/29/20(d)	U.S.$	2,803	$2,704,895

Technology – 0.4%
Agilent Technologies, Inc. 5.00%, 7/15/20		782	885,684
Applied Materials, Inc. 5.85%, 6/15/41		6,621	7,989,580

			8,875,264

Transportation - Airlines – 0.1%
Delta Air Lines 2007-1 Class A Pass Through Trust Series 071A 6.821%, 8/10/22		1,619	1,740,480

Transportation - Services – 0.0%
Asciano Finance Ltd. 4.625%, 9/23/20(d)		1,080	1,074,461

			150,923,278

Financial Institutions – 6.7%
Banking – 3.3%
Banco Bradesco SA/Cayman Islands 5.75%, 3/01/22(d)		4,500	4,576,357
BNP Paribas SA 5.00%, 1/15/21		5,500	5,645,860
Capital One Financial Corp. 6.15%, 9/01/16		2,900	3,242,122
Citigroup, Inc. 8.50%, 5/22/19		9,100	11,238,782
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands 3.875%, 2/08/22		5,750	5,849,090
Fifth Third Bancorp 5.45%, 1/15/17		3,100	3,390,296
Goldman Sachs Group, Inc. (The) 5.75%, 1/24/22		2,100	2,216,768
6.00%, 6/15/20		4,980	5,316,494
HSBC Bank USA NA 4.875%, 8/24/20		2,030	2,088,247
Itau Unibanco Holding SA/Cayman Island 6.20%, 12/21/21(a)(d)		1,475	1,534,000
JPMorgan Chase & Co. 4.50%, 1/24/22		7,500	8,079,135
Macquarie Bank Ltd. 5.00%, 2/22/17(d)		812	827,025
Macquarie Group Ltd. 4.875%, 8/10/17(d)		3,455	3,463,185

12	• ALLIANCEBERNSTEIN INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Manufacturers & Traders Trust Co. 6.625%, 12/04/17	U.S.$	506	$591,202
Morgan Stanley 10.09%, 5/03/17(d)	BRL	11,615	5,973,759
Royal Bank of Scotland PLC (The) 5.625%, 8/24/20	U.S.$	3,895	4,133,323
Wachovia Bank NA 4.875%, 2/01/15		3,841	4,132,106

			72,297,751

Brokerage – 0.2%
Charles Schwab Corp. (The) 7.00%, 2/01/22(a)		4,400	4,716,668

Finance – 0.6%
General Electric Capital Corp. 6.44%, 11/15/22	GBP	128	221,638
Series G 6.875%, 1/10/39	U.S.$	4,500	5,805,594
SLM Corp. 5.05%, 11/14/14		3,610	3,718,134
Series A 5.375%, 5/15/14		3,885	4,020,831

			13,766,197

Insurance – 2.0%
American General Institutional Capital B 8.125%, 3/15/46(d)		509	525,543
American International Group, Inc. 8.175%, 5/15/58		2,525	2,739,625
CIGNA Corp. 5.125%, 6/15/20		1,690	1,869,123
Fairfax Financial Holdings Ltd. 8.30%, 4/15/26		5,000	5,388,225
Genworth Financial, Inc. 7.70%, 6/15/20		1,756	1,732,398
Great-West Life & Annuity Insurance Capital LP II 7.153%, 5/16/46(d)		2,707	2,693,465
Guardian Life Insurance Co. of America 7.375%, 9/30/39(d)		2,455	3,203,122
Hartford Financial Services Group, Inc. 5.95%, 10/15/36		3,533	3,376,901
Humana, Inc. 8.15%, 6/15/38		2,900	3,926,623
MetLife, Inc. 4.75%, 2/08/21		2,135	2,376,723
6.40%, 12/15/36		3,345	3,279,022
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(d)		2,700	3,552,323
Pacific Life Insurance Co. 9.25%, 6/15/39(d)		1,500	1,904,973

ALLIANCEBERNSTEIN INCOME FUND •	13

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Swiss Re Solutions Holding Corp. 7.75%, 6/15/30	U.S.$	2,800	$3,473,280
Transatlantic Holdings, Inc. 8.00%, 11/30/39		2,122	2,478,727
ZFS Finance USA Trust II 6.45%, 12/15/65(d)		2,108	2,108,000

			44,628,073

Other Finance – 0.2%
Aviation Capital Group Corp. 6.75%, 4/06/21(d)		4,235	4,248,255
IIRSA Norte Finance Ltd. 8.75%, 5/30/24(d)		308	367,541

			4,615,796

REITS – 0.4%
Duke Realty LP 6.75%, 3/15/20		1,655	1,934,644
Entertainment Properties Trust 7.75%, 7/15/20		3,308	3,637,109
HCP, Inc. 5.375%, 2/01/21		3,468	3,834,925

			9,406,678

			149,431,163

Non Corporate Sectors – 1.6%
Agencies - Not Government Guaranteed – 1.6%
Abu Dhabi National Energy Co. 5.875%, 12/13/21(d)		775	867,641
Banco do Brasil SA 5.875%, 1/26/22(d)		1,475	1,513,793
Gazprom OAO Via Gaz Capital SA 6.51%, 3/07/22(d)		13,563	15,038,112
9.25%, 4/23/19(d)		7,115	8,874,468
Petrobras International Finance Co. – Pifco 5.375%, 1/27/21		5,000	5,388,855
VTB Bank OJSC Via VTB Capital SA 6.875%, 5/29/18(d)		3,441	3,608,749

			35,291,618

Utility – 0.6%
Electric – 0.5%
FirstEnergy Corp. Series C 7.375%, 11/15/31		3,000	3,765,810
MidAmerican Energy Holdings Co. 6.125%, 4/01/36		4,376	5,475,452
Southern California Edison Co. Series E 6.25%, 2/01/22		2,200	2,298,120

			11,539,382

14	• ALLIANCEBERNSTEIN INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Natural Gas – 0.1%
Kinder Morgan Energy Partners LP 3.95%, 9/01/22	U.S.$	792	$802,385
4.15%, 3/01/22		1,385	1,423,816

			2,226,201

			13,765,583

Total Corporates-Investment Grades (cost $325,262,253)			349,411,642

CORPORATES - NON-INVESTMENT GRADES –15.5%
Industrial – 12.4%
Basic – 1.1%
AK Steel Corp. 7.625%, 5/15/20		2,082	1,759,290
Arch Coal, Inc. 7.00%, 6/15/19(a)		2,100	1,774,500
Calcipar SA 6.875%, 5/01/18(d)		687	676,695
Commercial Metals Co. 6.50%, 7/15/17		1,993	2,007,947
7.35%, 8/15/18		2,644	2,703,490
Huntsman International LLC 5.50%, 6/30/16		1,809	1,809,000
LyondellBasell Industries NV 5.75%, 4/15/24(d)		3,300	3,502,852
Steel Dynamics, Inc. 7.625%, 3/15/20		3,000	3,210,000
Usiminas Commercial Ltd. 7.25%, 1/18/18(d)		4,263	4,476,150
Weyerhaeuser Co. 7.375%, 3/15/32		2,000	2,233,862

			24,153,786

Capital Goods – 1.9%
Ball Corp. 5.00%, 3/15/22		5,500	5,720,000
BE Aerospace, Inc. 5.25%, 4/01/22		2,200	2,266,000
6.875%, 10/01/20		2,000	2,210,000
Berry Plastics Corp. 10.25%, 3/01/16		67	69,010
Bombardier, Inc. 7.50%, 3/15/18(d)		3,000	3,288,750
Building Materials Corp. of America 7.00%, 2/15/20(d)		635	684,213
7.50%, 3/15/20(d)		2,498	2,710,330
CNH America LLC 7.25%, 1/15/16		2,000	2,200,000
Griffon Corp. 7.125%, 4/01/18		3,558	3,611,370

ALLIANCEBERNSTEIN INCOME FUND •	15

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Huntington Ingalls Industries, Inc. 6.875%, 3/15/18	U.S.$	698	$727,665
7.125%, 3/15/21		690	721,050
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu 7.125%, 4/15/19(d)		5,095	5,324,275
Sealed Air Corp. 6.875%, 7/15/33(d)		2,885	2,769,600
8.125%, 9/15/19(d)		1,127	1,256,605
8.375%, 9/15/21(d)		1,157	1,307,410
SPX Corp. 6.875%, 9/01/17		2,900	3,161,000
Summit Materials LLC/Summit Materials Finance Corp. 10.50%, 1/31/20(d)		1,599	1,692,941
UR Financing Escrow Corp. 5.75%, 7/15/18(d)		2,550	2,652,000

			42,372,219

Communications - Media – 2.0%
CCO Holdings LLC/CCO Holdings Capital Corp. 6.625%, 1/31/22		2,079	2,224,530
Clear Channel Communications, Inc. 5.75%, 1/15/13		220	218,075
CSC Holdings LLC 6.75%, 11/15/21(d)		5,000	5,325,000
Cumulus Media Holdings, Inc. 7.75%, 5/01/19(a)		672	633,360
DISH DBS Corp. 7.125%, 2/01/16		2,000	2,195,000
Hughes Satellite Systems Corp. 7.625%, 6/15/21		3,111	3,383,213
Intelsat Jackson Holdings SA 7.25%, 4/01/19		4,231	4,442,550
Lamar Media Corp. 5.875%, 2/01/22(d)		5,500	5,637,500
LIN Television Corp. 8.375%, 4/15/18(a)		900	920,250
Quebecor Media, Inc. 7.75%, 3/15/16		3,000	3,082,500
RR Donnelley & Sons Co. 8.25%, 3/15/19		2,984	2,924,320
Univision Communications, Inc. 6.875%, 5/15/19(d)		3,295	3,393,850
UPCB Finance III Ltd. 6.625%, 7/01/20(d)		2,200	2,233,000
Videotron Ltee 5.00%, 7/15/22(d)		2,255	2,288,825
Virgin Media Finance PLC 5.25%, 2/15/22		2,024	2,069,540
8.375%, 10/15/19		2,000	2,247,500

16	• ALLIANCEBERNSTEIN INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

XM Satellite Radio, Inc. 7.625%, 11/01/18(d)	U.S.$	2,500	$2,687,500

			45,906,513

Communications - Telecommunications – 0.6%
eAccess Ltd. 8.25%, 4/01/18(d)		1,596	1,460,340
Frontier Communications Corp. 8.125%, 10/01/18		2,000	2,125,000
Nextel Communications, Inc. Series C 5.95%, 3/15/14		2,500	2,503,125
Sprint Nextel Corp. 9.00%, 11/15/18(d)		2,065	2,307,638
Sunrise Communications International SA 7.00%, 12/31/17(d)	EUR	1,585	2,136,194
Windstream Corp. 7.50%, 4/01/23	U.S.$	2,000	2,050,000
7.75%, 10/01/21		1,070	1,134,200

			13,716,497

Consumer Cyclical - Automotive – 0.5%
American Axle & Manufacturing Holdings, Inc. 9.25%, 1/15/17(d)		1,694	1,893,045
Delphi Corp. 5.875%, 5/15/19		654	698,145
6.125%, 5/15/21		491	536,418
Goodyear Dunlop Tires Europe BV 6.75%, 4/15/19(d)	EUR	1,500	1,917,231
Goodyear Tire & Rubber Co. (The) 7.00%, 5/15/22(a)	U.S.$	2,186	2,183,267
8.75%, 8/15/20		3,000	3,198,750
Schaeffler Finance BV 8.50%, 2/15/19(d)		1,200	1,281,000

			11,707,856

Consumer Cyclical - Entertainment – 0.0%
Pinnacle Entertainment, Inc. 8.75%, 5/15/20(a)		841	920,895

Consumer Cyclical - Other – 0.9%
Broder Brothers Co. 12.00%, 10/15/13(d)(f)		607	604,301
Choice Hotels International, Inc. 5.75%, 7/01/22		195	203,888
CityCenter Holdings LLC/CityCenter Finance Corp. 7.625%, 1/15/16(d)		2,000	2,105,000

ALLIANCEBERNSTEIN INCOME FUND •	17

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Host Hotels & Resorts LP 9.00%, 5/15/17	U.S.$	2,000	$2,215,000
MGM Resorts International 8.625%, 2/01/19(a)(d)		4,315	4,617,050
NCL Corp. Ltd. 9.50%, 11/15/18		1,757	1,906,345
Royal Caribbean Cruises Ltd. 7.00%, 6/15/13		2,000	2,080,000
7.50%, 10/15/27(a)		1,100	1,111,000
Shea Homes LP/Shea Homes Funding Corp. 8.625%, 5/15/19		1,188	1,277,100
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 5.375%, 3/15/22(a)(d)		3,400	3,374,500

			19,494,184

Consumer Cyclical - Restaurants – 0.1%
CKE Restaurants, Inc. 11.375%, 7/15/18(a)		2,000	2,285,000

Consumer Cyclical - Retailers – 0.8%
AutoNation, Inc. 6.75%, 4/15/18		481	523,689
Burlington Coat Factory Warehouse Corp. 10.00%, 2/15/19		401	425,060
JC Penney Corp., Inc. 5.65%, 6/01/20		5,500	4,730,000
Limited Brands, Inc. 5.625%, 2/15/22		1,727	1,778,810
6.90%, 7/15/17		3,621	4,019,310
Rite Aid Corp. 8.00%, 8/15/20		3,200	3,624,000
Toys R US - Delaware, Inc. 7.375%, 9/01/16(d)		3,206	3,149,895

			18,250,764

Consumer Non-Cyclical – 1.7%
Boparan Finance PLC 9.875%, 4/30/18(d)	GBP	2,400	3,890,319
CHS/Community Health Systems, Inc. 8.875%, 7/15/15	U.S.$	473	485,416
Elan Finance PLC/Elan Finance Corp. 8.75%, 10/15/16		2,750	2,987,188
Emergency Medical Services Corp. 8.125%, 6/01/19		2,391	2,495,606
Fresenius Medical Care US Finance, Inc. 5.75%, 2/15/21(d)		2,125	2,212,656

18	• ALLIANCEBERNSTEIN INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

HCA Holdings, Inc. 7.75%, 5/15/21	U.S.$	1,700	$1,823,250
HCA, Inc. 8.50%, 4/15/19		1,895	2,122,400
JBS Finance II Ltd. 8.25%, 1/29/18(d)		3,100	3,007,000
JBS USA LLC/JBS USA Finance, Inc. 8.25%, 2/01/20(d)		2,063	2,032,055
Kinetic Concepts, Inc./KCI USA, Inc. 10.50%, 11/01/18(d)		2,000	2,100,000
Mylan Inc./PA 7.625%, 7/15/17(d)		290	322,625
7.875%, 7/15/20(d)		290	326,975
Pharmaceutical Product Development, Inc. 9.50%, 12/01/19(d)		2,000	2,187,500
Post Holdings, Inc. 7.375%, 2/15/22(a)(d)		1,639	1,729,145
Select Medical Corp. 7.625%, 2/01/15		132	132,165
Select Medical Holdings Corp. 6.494%, 9/15/15(g)		5,000	4,850,000
Valeant Pharmaceuticals International 6.875%, 12/01/18(d)		2,145	2,217,394
7.00%, 10/01/20(d)		2,200	2,222,000
7.25%, 7/15/22(d)		582	583,455

			37,727,149

Energy – 1.5%
Antero Resources Finance Corp. 9.375%, 12/01/17		2,000	2,210,000
Berry Petroleum Co. 6.375%, 9/15/22		3,107	3,207,977
Chesapeake Energy Corp. 6.625%, 8/15/20(a)		2,435	2,410,650
Cie Generale de Geophysique – Veritas 9.50%, 5/15/16		857	936,273
Cimarex Energy Co. 5.875%, 5/01/22		2,331	2,421,326
Forest Oil Corp. 7.25%, 6/15/19(a)		2,964	2,719,470
Hornbeck Offshore Services, Inc. 5.875%, 4/01/20(d)		2,737	2,716,472
Oil States International, Inc. 6.50%, 6/01/19		1,960	2,038,400
Pacific Rubiales Energy Corp. 7.25%, 12/12/21(d)		4,300	4,665,500
Quicksilver Resources, Inc. 7.125%, 4/01/16(a)		471	362,670
SandRidge Energy, Inc. 8.125%, 10/15/22(d)		2,100	2,121,000

ALLIANCEBERNSTEIN INCOME FUND •	19

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

SESI LLC 6.375%, 5/01/19	U.S.$	615	$644,213
7.125%, 12/15/21(d)		2,834	3,081,975
Tesoro Corp. 9.75%, 6/01/19		3,800	4,294,000

			33,829,926

Other Industrial – 0.1%
Brightstar Corp. 9.50%, 12/01/16(d)		1,600	1,640,000

Services – 0.2%
Live Nation Entertainment, Inc. 8.125%, 5/15/18(d)		1,820	1,858,675
Service Corp. International/US 7.50%, 4/01/27		3,300	3,382,500
West Corp. 11.00%, 10/15/16		150	158,250

			5,399,425

Technology – 0.8%
Amkor Technology, Inc. 6.625%, 6/01/21		3,000	2,992,500
CDW LLC/CDW Finance Corp. 8.50%, 4/01/19		5,000	5,325,000
First Data Corp. 7.375%, 6/15/19(d)		4,500	4,590,000
Freescale Semiconductor, Inc. 10.125%, 12/15/16		104	109,720
10.125%, 3/15/18(a)(d)		2,000	2,185,000
Sanmina-SCI Corp. 7.00%, 5/15/19(d)		1,830	1,775,100

			16,977,320

Transportation - Airlines – 0.2%
TAM Capital 2, Inc. 9.50%, 1/29/20(d)		751	808,301
TAM Capital 3, Inc. 8.375%, 6/03/21(d)		2,843	2,949,613

			3,757,914

			278,139,448

Utility – 1.7%
Electric – 1.4%
AES Corp. (The) 8.00%, 10/15/17		4,000	4,550,000
Calpine Corp. 7.875%, 7/31/20(d)		3,200	3,528,000
CMS Energy Corp. 8.75%, 6/15/19		3,900	4,810,864
ComEd Financing III 6.35%, 3/15/33		3,462	3,458,822

20	• ALLIANCEBERNSTEIN INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Duquesne Light Holdings, Inc. 6.40%, 9/15/20(d)	U.S.$	2,140	$2,422,185
EDP Finance BV 4.90%, 10/01/19(d)		255	203,112
6.00%, 2/02/18(d)		3,490	3,036,017
GenOn Americas Generation LLC 8.50%, 10/01/21		3,200	2,880,000
GenOn Energy, Inc. 7.875%, 6/15/17		2,100	1,953,000
NRG Energy, Inc. 7.375%, 1/15/17(a)		3,000	3,120,000
8.25%, 9/01/20		1,300	1,345,500

			31,307,500

Natural Gas – 0.3%
Chesapeake Midstream Partners LP/CHKM Finance Corp. 6.125%, 7/15/22		1,123	1,100,540
El Paso LLC Series G 7.75%, 1/15/32		2,000	2,248,700
Holly Energy Partners LP/Holly Energy Finance Corp. 6.50%, 3/01/20(d)		2,196	2,212,470

			5,561,710

			36,869,210

Financial Institutions – 1.4%
Banking – 0.7%
ABN Amro Bank NV 4.31%, 3/10/16	EUR	6,790	5,671,208
Barclays Bank PLC 4.75%, 3/15/20		10,000	6,681,836
NB Capital Trust IV 8.25%, 4/15/27	U.S.$	2,632	2,690,957

			15,044,001

Finance – 0.2%
Air Lease Corp. 5.625%, 4/01/17(d)	U.S.$	1,483	1,460,755
Ally Financial, Inc. Series 8 6.75%, 12/01/14		2,640	2,778,600

			4,239,355

Insurance – 0.0%
Scottish Mutual Assurance Ltd. 6.586%, 4/25/16	GBP	43	37,274

Other Finance – 0.2%
Icahn Enterprises LP/Icahn Enterprises Finance Corp. 8.00%, 1/15/18	U.S.$	3,000	3,187,500

ALLIANCEBERNSTEIN INCOME FUND •	21

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

iPayment, Inc. 10.25%, 5/15/18	U.S.$	1,814	$1,650,740

			4,838,240

REITS – 0.3%
DDR Corp. 7.875%, 9/01/20		3,000	3,587,130
SL Green Realty Corp./SL Green Operating Partnership/Reckson Operating Partnership 7.75%, 3/15/20		2,514	2,868,077

			6,455,207

			30,614,077

Total Corporates - Non-Investment Grades (cost $332,555,617)			345,622,735

AGENCIES – 10.0%
Agency Debentures – 5.6%
Federal National Mortgage Association 5.375%, 6/12/17		59,222	71,752,546
Residual Funding Corp. Principal Strip Zero Coupon, 7/15/20		61,700	53,762,727

			125,515,273

Agency Subordinated – 4.4%
Federal Home Loan Mortgage Corp. 2.375%, 1/13/22		96,516	99,049,931

Total Agencies (cost $202,131,458)			224,565,204

MORTGAGE PASS-THROUGHS – 8.2%
Agency Fixed Rate 30-Year – 7.5%
Federal Home Loan Mortgage Corp. Gold Series 2006 6.00%, 9/01/36		16,162	17,757,834
Series 2007 7.00%, 2/01/37		5,178	5,881,352
Federal National Mortgage Association 3.50%, 12/01/41		76,696	80,647,222
6.00%, 9/01/38		3,451	3,786,975
Series 1998 8.00%, 6/01/28		39	45,436
Series 1999 7.50%, 11/01/29		55	63,600
Series 2008 6.00%, 5/01/38		13,447	14,771,733
Series 2010 6.00%, 2/01/40		1,120	1,227,611

22	• ALLIANCEBERNSTEIN INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 2011 3.50%, 2/01/41	U.S.$	34,588	$36,369,677
6.00%, 4/01/40		6,933	7,611,483

			168,162,923

Agency ARMs – 0.7%
Federal Home Loan Mortgage Corp. Series 2007 3.049%, 3/01/37(g)		5,235	5,490,374
3.207%, 2/01/37(g)		6,293	6,748,880
3.269%, 3/01/37(g)		2,235	2,397,454

			14,636,708

Total Mortgage Pass-Throughs (cost $176,595,750)			182,799,631

QUASI-SOVEREIGNS – 3.9%
Quasi-Sovereign Bonds – 3.9%
Indonesia – 0.3%
Majapahit Holding BV 7.875%, 6/29/37(d)		6,188	7,487,480

Kazakhstan – 1.1%
KazMunayGas National Co. 6.375%, 4/09/21(d)		21,455	23,600,500

Mexico – 0.5%
Comision Federal de Electricidad 5.75%, 2/14/42(d)		5,750	6,037,500
Petroleos Mexicanos 6.50%, 6/02/41(d)		4,900	5,720,750

			11,758,250

Russia – 1.4%
Russian Agricultural Bank OJSC Via RSHB Capital SA 6.299%, 5/15/17(d)		19,568	20,693,160
7.75%, 5/29/18(d)		9,905	11,217,413

			31,910,573

United Arab Emirates – 0.3%
IPIC GMTN Ltd. 5.50%, 3/01/22(d)		5,400	5,886,000

Venezuela – 0.3%
Petroleos de Venezuela SA 5.25%, 4/12/17(d)		7,500	5,325,000

Total Quasi-Sovereigns (cost $70,819,242)			85,967,803

ALLIANCEBERNSTEIN INCOME FUND •	23

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

EMERGING MARKETS - CORPORATE BONDS – 1.9%
Financial Institutions – 0.0%
Other Finance – 0.0%
AES El Salvador Trust 6.75%, 2/01/16(d)	U.S.$	350	$347,375

Industrial – 1.8%
Basic – 0.4%
Evraz Group SA 9.50%, 4/24/18(d)		385	413,490
Novelis, Inc./GA 8.75%, 12/15/20		800	862,000
Vedanta Resources PLC 8.75%, 1/15/14(a)(d)		7,226	7,470,239

			8,745,729

Communications - Media – 0.3%
Columbus International, Inc. 11.50%, 11/20/14(d)		3,959	4,216,493
European Media Capital SA 10.00%, 2/01/15(h)(i)		1,853	1,612,267

			5,828,760

Communications - Telecommunications – 0.4%
MTS International Funding Ltd. 8.625%, 6/22/20(a)(d)		4,100	4,693,229
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC 9.125%, 4/30/18(d)		3,500	3,718,750

			8,411,979

Consumer Cyclical - Other – 0.4%
Corp. GEO SAB de CV 8.875%, 3/27/22(d)		2,854	2,939,620
Desarrolladora Homex SAB de CV 9.75%, 3/25/20(d)		3,500	3,682,514
MCE Finance Ltd. 10.25%, 5/15/18		2,420	2,740,650
Peermont Global Pty Ltd. 7.75%, 4/30/14(d)	EUR	50	58,846

			9,421,630

Consumer Non-Cyclical – 0.2%
Hypermarcas SA 6.50%, 4/20/21(d)	U.S.$	4,115	3,950,400

Other Industrial – 0.1%
Marfrig Overseas Ltd. 9.50%, 5/04/20(d)		4,151	3,237,780

			39,596,278

24	• ALLIANCEBERNSTEIN INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Utility – 0.1%
Electric – 0.0%
DTEK Finance BV 9.50%, 4/28/15(d)	U.S.$	1,432	$1,389,040

Natural Gas – 0.1%
Empresa de Energia de Bogota SA 6.125%, 11/10/21(d)		1,719	1,816,908

			3,205,948

Total Emerging Markets - Corporate Bonds (cost $44,154,642)			43,149,601

BANK LOANS – 1.9%
Industrial – 1.6%
Basic – 0.1%
Newpage Corporation 8.00%, 3/08/13(g)		3,400	3,431,892

Capital Goods – 0.1%
HD Supply, Inc. 7.25%, 10/12/17(g)		1,000	1,005,630
Sequa Corporation 3.72%, 12/03/14(g)		397	387,812

			1,393,442

Communications - Media – 0.2%
Cengage Learning Acquisitions, Inc. (Thomson Learning) 2.50%, 7/03/14(g)		532	492,239
Clear Channel Communications, Inc. 3.90%, 1/29/16(g)		402	320,100
Univision Communications Inc. 4.50%, 3/31/17(g)		2,445	2,312,019
WideOpenWest Finance , LLC 2.75%-4.75%, 6/30/14(g)		1,451	1,440,233

			4,564,591

Communications - Telecommunications – 0.1%
Level 3 Financing, Inc. 2.49%-2.72%, 3/13/14(g)		1,316	1,291,560

Consumer Cyclical - Automotive – 0.3%
Schaeffler AG 6.00%, 1/27/17(g)		2,100	2,096,724
TI Group Automotive Systems, L.L.C. 6.75%, 3/14/18(g)		3,990	3,893,562

			5,990,286

ALLIANCEBERNSTEIN INCOME FUND •	25

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Entertainment – 0.0%
Las Vegas Sands, LLC 2.75%, 11/23/16(g)	U.S.$	748	$726,105

Consumer Cyclical - Other – 0.1%
Caesars Entertainment Operating Company, Inc. (fka Harrah’s Operating Company, Inc.) 3.25%, 1/28/15(g)		601	559,530
3.25%-3.46%, 1/28/15(g)		542	504,700
November 2005 Land Investors, LLC (North Las Vegas Consortium) 7.25%, 5/09/12(g)(h)(j)		2,179	– 0	–
Sabre, Inc. 6.00%, 9/30/17(g)		2,166	2,079,043

			3,143,273

Consumer Cyclical - Retailers – 0.0%
Burlington Coat Factory Warehouse Corp. 5.50%, 2/23/17(g)		941	934,490

Consumer Non-Cyclical – 0.3%
CHS/Community Health Systems, Inc. 3.96%-3.97%, 1/25/17(g)		181	178,076
Harlan Laboratories, Inc. (fka Harlan Sprague Dawley, Inc.) 3.85%, 7/11/14(g)		867	803,528
HCA Inc. 3.50%, 5/01/18(g)		895	867,498
Immucore, Inc. 7.25%, 8/19/18(g)		3,275	3,287,532
U.S. Foodservice, Inc. 3.00%, 7/03/14(g)		984	951,723

			6,088,357

Energy – 0.0%
CITGO Petroleum Corporation 9.00%, 6/24/17(g)		343	345,288
GBGH, LLC (US Energy) 6.00%, 6/09/13(g)(h)(k)		258	19,328
14.00%, 6/09/14(f)(g)(h)(k)		110	– 0	–

			364,616

Other Industrial – 0.1%
Gavilon Group LLC, The 6.00%, 12/06/16(g)		315	313,425
Harbor Freight Tools USA, Inc. 5.50%, 11/14/17(g)		2,200	2,189,000

			2,502,425

26	• ALLIANCEBERNSTEIN INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Services – 0.1%
Advantage Sales & Marketing Inc. 5.25%, 12/18/17(g)	U.S.$	837	$829,924
Global Cash Access, Inc. 7.00%, 3/01/16(g)		319	318,649
ServiceMaster Co., (The) 2.75%, 7/24/14(g)		61	60,423
2.75%-2.97%, 7/24/14(g)		615	606,774
West Corporation 4.50%, 7/15/16(g)		482	479,489

			2,295,259

Technology – 0.2%
Avaya Inc. 3.22%, 10/24/14(g)		120	112,870
4.97%, 10/26/17(g)		241	213,390
Eastman Kodak Company 8.50%, 7/20/13(g)		810	807,626
First Data Corporation 3.00%, 9/24/14(g)		875	841,307
IPC Systems, Inc. 5.50%, 6/01/15(g)		2,000	1,640,000
SunGard Data Systems Inc. (Solar Capital Corp.) 3.87%-4.09%, 2/28/16(g)		311	306,816

			3,922,009

			36,648,305

Financial Institutions – 0.2%
Finance – 0.2%
iStar Financial, Inc. 5.25%, 3/19/16(g)		3,206	3,173,845

Utility – 0.1%
Electric – 0.1%
Texas Competitive Electric Holdings Company, LLC (TXU)(g) 3.74%, 10/10/14		2,379	1,488,784

Total Bank Loans (cost $42,491,128)			41,310,934

COMMERCIAL MORTGAGE-BACKED SECURITIES – 1.8%
Non-Agency Fixed Rate CMBS – 1.5%
Credit Suisse Mortgage Capital Certificates Series 2006-C4, Class AM 5.509%, 9/15/39		13,000	12,734,228
LB-UBS Commercial Mortgage Trust Series 2007-C2, Class AM 5.493%, 2/15/40		3,400	3,351,822

ALLIANCEBERNSTEIN INCOME FUND •	27

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2006-4, Class AM 5.204%, 12/12/49	U.S.$	10,000	$9,893,200
Morgan Stanley Capital I Series 2006-IQ12, Class AMFX 5.37%, 12/15/43		8,500	8,612,251

			34,591,501

Non-Agency Floating Rate CMBS – 0.3%
Eclipse Ltd. Series 2007-1X, Class B 1.263%, 1/25/20(d)(g)	GBP	59	57,362
GS Mortgage Securities Corp II 5.475%, 8/10/44(d)	U.S.$	5,651	5,475,001

			5,532,363

Agency CMBS – 0.0%
Government National Mortgage Association Series 2006-32, Class XM 0.214%, 11/16/45(l)		2,263	26,352

Total Commercial Mortgage-Backed Securities (cost $36,351,526)			40,150,216

EMERGING MARKETS - SOVEREIGNS – 1.2%
Argentina – 0.6%
Republic of Argentina 7.82%, 12/31/33	EUR	19,585	13,136,272

Belarus – 0.1%
Republic of Belarus 8.95%, 1/26/18(d)	U.S.$	3,743	3,462,275

El Salvador – 0.3%
El Salvador 7.65%, 6/15/35(d)		5,957	6,278,678

Hungary – 0.2%
Hungary Government International Bond 6.375%, 3/29/21		5,000	4,870,000

Total Emerging Markets - Sovereigns (cost $29,363,471)			27,747,225

GOVERNMENTS - SOVEREIGN BONDS – 1.1%
Croatia – 0.6%
Republic of Croatia 6.25%, 4/27/17(d)		5,500	5,474,055

28	• ALLIANCEBERNSTEIN INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

6.375%, 3/24/21(d)	U.S.$	5,830	$5,700,314
6.75%, 11/05/19(d)		2,750	2,760,230

			13,934,599

Indonesia – 0.1%
Republic of Indonesia 6.625%, 2/17/37(d)		720	887,400
8.50%, 10/12/35(d)		801	1,173,465

			2,060,865

Lithuania – 0.4%
Lithuania Government International Bond 6.625%, 2/01/22(d)		6,489	7,429,905

Total Governments - Sovereign Bonds (cost $21,980,009)			23,425,369

		Shares
PREFERRED STOCKS – 0.7%
Financial Institutions – 0.7%
Banking – 0.5%
PNC Financial Services Group, Inc. 6.125%		223,000	5,876,050
US Bancorp 6.50%		180,000	5,144,400

			11,020,450

Insurance – 0.1%
Hartford Financial Services Group, Inc. 7.875%		84,000	2,271,360

REITS – 0.1%
Health Care REIT, Inc. 6.50%		54,775	1,408,747

			14,700,557

Non Corporate Sectors – 0.0%
Agencies - Government Sponsored – 0.0%
Federal National Mortgage Association 8.25%		125,325	204,280

Total Preferred Stocks (cost $16,677,500)			14,904,837

		Principal Amount (000)
LOCAL GOVERNMENTS - MUNICIPAL BONDS – 0.5%
United States – 0.5%
California GO 7.95%, 3/01/36	U.S.$	3,955	4,679,714

ALLIANCEBERNSTEIN INCOME FUND •	29

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Illinois GO 7.35%, 7/01/35	U.S.$	3,330	$3,869,860
Texas Transp Comm (Texas St Hwy Fund First Tier) 5.178%, 4/01/30		2,560	3,094,272

Total Local Governments - Municipal Bonds (cost $9,888,327)			11,643,846

GOVERNMENTS - SOVEREIGN AGENCIES – 0.2%
Norway – 0.2%
Eksportfinans ASA 2.00%, 9/15/15		315	281,908
2.375%, 5/25/16		3,728	3,313,711

Total Governments - Sovereign Agencies (cost $3,464,357)			3,595,619

		Shares
COMMON STOCKS – 0.0%
Gallery Media(h)(m)(n) (cost $0)		697	906,100

		Principal Amount (000)
ASSET-BACKED SECURITY – 0.0%
Autos - Floating Rate – 0.0%
Wheels SPV LLC Series 2009-1, Class A 1.792%, 3/15/18(d)(g) (cost $651,603)	U.S.$	649	649,541

COLLATERALIZED MORTGAGE OBLIGATIONS – 0.0%
Non-Agency Floating Rate – 0.0%
Luminent Mortgage Trust 0.445%, 10/25/46(g) (cost $506,751)		818	509,226

		Contracts
OPTIONS PURCHASED - PUTS – 0.0%
Options on Forward Contracts – 0.0%
CNY/USD Expiration: Aug 2012, Exercise Price: CNY 7.00(m) (cost $448,298)		1,080,000,000	170

30	• ALLIANCEBERNSTEIN INCOME FUND

Portfolio of Investments

	Shares	U.S. $ Value

WARRANTS – 0.0%
GBGH, LLC, expiring 6/09/19(h)(k)(m)	517	$	– 0	–
Ion Media Networks, expiring 12/12/39(h)(k)(m)	1,264		– 0	–
Ion Media Networks, expiring 12/31/49(h)(k)(m)	1,248		– 0	–

Total Warrants (cost $0)			– 0	–

SHORT-TERM INVESTMENTS – 1.4%
Investment Companies – 1.4%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.14%(o) (cost $30,676,096)	30,676,096		30,676,096

Total Investments – 145.2% (cost $3,083,604,306)			3,245,523,246
Other assets less liabilities – (45.2)%			(1,009,813,766)

Net Assets – 100.0%			$2,235,709,480

FUTURES CONTRACTS (see Note C)

Type	Number of Contracts	Expiration Month	Original Value	Value at June 30, 2012	Unrealized Appreciation/ (Depreciation)
Sold Contracts
U.S. T-Bond 30 Yr Futures	1,217	September 2012	$179,020,295	$180,077,969	$(1,057,674)
U.S. T-Note 5 Yr Futures	957	September 2012	118,471,171	118,638,094	(166,923)
U.S. T-Note 10 Yr Futures	2,885	September 2012	382,780,588	384,786,875	(2,006,287)

					$(3,230,884)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at June 30, 2012	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Barclays Bank PLC Wholesale:
Norwegian Krone settling 7/12/12	260,576	$43,534,682	$43,790,114	$255,432
BNP Paribas SA:
South Korean Won settling 7/20/12	12,493,742	10,675,675	10,895,450	219,775
Citibank NA:
Russian Rubles settling 7/13/12(1)	277,483	8,223,434	8,555,857	332,423
Goldman Sachs International:
Mexican Peso settling 7/26/12	644,971	45,933,213	48,241,088	2,307,875

ALLIANCEBERNSTEIN INCOME FUND •	31

Portfolio of Investments

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at June 30, 2012	Unrealized Appreciation/ (Depreciation)
Royal Bank of Scotland PLC:
Norwegian Krone settling 7/12/12	13,694	$2,245,130	$2,301,247	$56,117
Turkish Lira settling 7/20/12	38,905	21,221,722	21,425,132	203,410
Standard Chartered Bank:
Brazilian Real settling 7/03/12	55,786	27,222,723	27,775,145	552,422
Singapore Dollar settling 7/13/12	14,077	11,019,345	11,112,743	93,398
South African Rand settling 7/19/12	49,094	5,842,340	5,990,968	148,628

Sale Contracts
Deutsche Bank AG London:
Great British Pound settling 8/03/12	2,494	3,916,648	3,905,703	10,945
Goldman Sachs International:
Mexican Peso settling 7/26/12	334,138	24,329,252	24,992,089	(662,837)
Standard Chartered Bank:
Brazilian Real settling 7/03/12	55,786	27,717,345	27,775,146	(57,801)
Brazilian Real settling 8/02/12	27,893	13,342,194	13,798,484	(456,290)
Japanese Yen settling 8/08/12	5,055,642	63,692,331	63,279,041	413,290
UBS AG:
Euro settling 8/03/12	60,307	76,282,522	76,337,353	(54,831)

				$3,361,956

(1)	Contract represents non-deliverable forward where payment is received from or paid to a counterparty based on the net realized gain/loss on settlement date.

CREDIT DEFAULT SWAP CONTRACTS (see Note C)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at June 30, 2012	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Credit Suisse International:
CDX NAHY- Series 15 5 Year Index, 12/20/15*	5.00%	8.15%	$5,650	$(499,835)	$(424,446)	$(75,389)
CDX NAHY-Series 15 5 Year Index, 12/20/15*	5.00	8.15	5,050	(446,755)	(382,348)	(64,407)
Morgan Stanley Capital Services Inc.:
CDX-NAHY Series 15 5 Year Index, 12/20/15*	5.00	4.57	20,544	303,880	336,319	(32,439)

32	• ALLIANCEBERNSTEIN INCOME FUND

Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at June 30, 2012	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CDX-NAHY Series 17 5 Year Index, 12/20/16*	5.00%	5.65%	$42,240	$(932,800)	$(4,306,214)	$3,373,414

				$(1,575,510)	$(4,776,689)	$3,201,179

*	Termination date

REVERSE REPURCHASE AGREEMENTS (see Note C)

Broker	Interest Rate	Maturity	U.S. $ Value at June 30, 2012
Bank of America	0.24%	7/19/12	$100,101,333
Barclays Bank+	0.00%	—	2,697,000
Barclays Bank+	(0.13)%*	—	1,955,501
Barclays Bank+	(0.25)%*	—	1,934,370
Barclays Bank+	(0.38)%*	—	549,971
Barclays Bank+	(0.75)%*	—	6,105,468
Barclays Bank+	(1.00)%*	—	7,278,532
Barclays Bank+	(1.63)%*	—	628,138
Credit Suisse Securities (USA) LLC+	0.00%	—	7,873,187
Credit Suisse Securities (USA) LLC+	(0.50)%*	—	2,388,141
Deutsche Bank	0.22%	7/23/12	56,335,388
Goldman Sachs	0.23%	8/14/12	43,663,299
HSBC	0.20%	7/12/12	93,853,881
HSBC	0.21%	7/16/12	107,921,566
HSBC	0.21%	7/25/12	112,113,000
HSBC	0.22%	8/13/12	39,074,958
HSBC	0.22%	8/20/12	21,079,379
HSBC	0.23%	8/14/12	10,965,792
ING+	(0.25)%*	—	905,285
ING+	(0.50)%*	—	2,560,326
ING+	(0.75)%*	—	1,188,665
ING+	(1.88)%*	—	378,116
ING+	(2.00)%*	—	112,652
Jefferies Group, Inc.	0.22%	7/03/12	67,369,814
Jefferies Group, Inc.	0.23%	7/26/12	111,104,493
Jefferies Group, Inc.	0.28%	7/05/12	66,465,109
JPMorgan Chase+	0.00%	—	528,750
Nomura International+	(0.13)%*	—	1,172,480
Warburg	0.19%	7/09/12	78,840,369
Warburg	0.20%	8/07/12	101,902,733

			$1,049,047,696

+	The reverse repurchase agreement matures on demand. Interest rate resets daily and the rate shown is the rate in effect on June 30, 2012

*	Interest payment due from counterparty.

ALLIANCEBERNSTEIN INCOME FUND •	33

Portfolio of Investments

UNFUNDED LOAN COMMITMENT (see Note C)

As of June 30, 2012, the Fund had the following unfunded loan commitment of $5,825,000, which could be extended at the option of the borrower:

Borrower	Unfunded Loan Commitment	Cost			Value
General Motors Holding, LLC Revolver LIBOR +2.75% 10/27/15	$5,825,000	$	– 0	–	$(563,103)

(a)	Position, or a portion thereof, has been segregated to collateralize reverse repurchase agreements. The market value of the collateral amounted to $1,050,523,727.

(b)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding. The aggregate market value of these securities amounted to $3,240,268.

(c)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts. The market value of the collateral amounted to $22,799,793.

(d)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2012, the aggregate market value of these securities amounted to $418,347,147 or 18.7% of net assets.

(e)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at June 30, 2012.

(f)	Pay-In-Kind Payments (PIK).

(g)	Floating Rate Security. Stated interest rate was in effect at June 30, 2012.

(h)	Fair valued.

(i)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security, which represents 0.07% of net assets as of June 30, 2012, is considered illiquid and restricted.

Restricted Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
European Media Capital SA 10.00%, 2/01/15	8/18/10	$2,393,973	$1,612,267	0.07%

(j)	Security is in default and is non-income producing.

(k)	Illiquid security.

(l)	IO – Interest Only

(m)	Non-income producing security.

(n)	Restricted and illiquid security.

(o)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

BRL – Brazilian Real

CNY – Chinese Yuan Renminbi

EUR – Euro

GBP – Great British Pound

ZAR – South African Rand

Glossary:

ARMs – Adjustable Rate Mortgages

CDX-NAHY – North American High Yield Credit Default Swap Index

CMBS – Commercial Mortgage-Backed Securities

GO – General Obligation

OJSC – Open Joint Stock Company

REIT – Real Estate Investment Trust

See notes to financial statements.

34	• ALLIANCEBERNSTEIN INCOME FUND

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

June 30, 2012 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $3,052,928,210)	$3,214,847,150
Affiliated issuers (cost $30,676,096)	30,676,096
Cash	39,725
Interest and dividends receivable	34,076,019
Receivable for investment securities sold	9,723,043
Unrealized appreciation of forward currency exchange contracts	4,593,715
Receivable for variation margin on futures contracts	4,061,477
Unrealized appreciation on credit default swap contracts	3,373,414
Premium paid on credit default swap contracts	336,319
Prepaid expenses	107,501

Total assets	3,301,834,459

Liabilities
Payable for reverse repurchase agreements	1,049,047,696
Payable for investment securities purchased	8,755,266
Premium received on credit default swap contracts	5,113,008
Unrealized depreciation of forward currency exchange contracts	1,231,759
Advisory fee payable	1,133,593
Unfunded loan commitment, at value	563,103
Unrealized depreciation on credit default swap contracts	172,235
Administrative fee payable	20,089
Dividends payable	17,404
Accrued expenses	70,826

Total liabilities	1,066,124,979

Net Assets	$2,235,709,480

Composition of Net Assets
Common stock, at par	$2,429,117
Additional paid-in capital	2,052,274,429
Distributions in excess of net investment income	(1,673,550)
Accumulated net realized gain on investment and foreign currency transactions	17,583,974
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	165,095,510

$2,235,709,480

Net Asset Value Per Share—300 million shares of common stock authorized, $0.01 par value (based on 242,911,697 shares outstanding)	$9.20

See notes to financial statements.

ALLIANCEBERNSTEIN INCOME FUND •	35

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended June 30, 2012 (unaudited)

Investment Income
Interest	$56,707,239
Dividends
Unaffiliated issuers	264,235
Affiliated issuers	13,932
Other fee income	117,847	$57,103,253

Expenses
Advisory fee (see Note B)	5,607,950
Custodian	129,773
Printing	114,227
Registration fees	107,102
Transfer agency	68,379
Administrative	41,417
Audit	40,101
Directors’ fees	28,611
Legal	12,247
Miscellaneous	51,492

Total expenses before interest expense	6,201,299
Interest expense	911,378

Total expenses		7,112,677

Net investment income		49,990,576

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		82,943,964
Futures contracts		(19,743,210)
Swap contracts		1,332,010
Foreign currency transactions		1,323,439
Net change in unrealized appreciation/depreciation of:
Investments		(6,415,046)
Futures contracts		1,751,629
Swap contracts		3,448,638
Unfunded loan commitments		197,059
Foreign currency denominated assets and liabilities		1,053,682

Net gain on investment and foreign currency transactions		65,892,165

Contributions from Adviser (see Note B)		51

Net Increase in Net Assets from Operations		$115,882,792

See notes to financial statements.

36	• ALLIANCEBERNSTEIN INCOME FUND

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2012 (unaudited)	Year Ended December 31, 2011
Increase in Net Assets from Operations
Net investment income	$49,990,576	$107,937,060
Net realized gain on investment and foreign currency transactions	65,856,203	32,147,926
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	35,962	41,351,594
Contributions from Adviser (see Note B)	51	– 0	–

Net increase in net assets from operations	115,882,792	181,436,580
Dividends to Shareholders from
Net investment income	(48,582,339)	(139,236,985)

Total increase	67,300,453	42,199,595
Net Assets
Beginning of period	2,168,409,027	2,126,209,432

End of period (including distributions in excess of net investment income of ($1,673,550) and ($3,081,787), respectively)	$2,235,709,480	$2,168,409,027

See notes to financial statements.

ALLIANCEBERNSTEIN INCOME FUND •	37

Statement of Changes in Net Assets

STATEMENT OF CASH FLOWS

Six Months Ended June 30, 2012 (unaudited)

Increase (Decrease) in Cash from
Operating Activities:
Interest and dividends received	$52,337,673
Interest expense paid	(911,378)
Operating expenses paid	(6,369,362)
Purchases of long-term investments	(1,174,430,164)
Proceeds from disposition of long-term investments	1,189,358,264
Purchases of short-term investments, net	(14,184,479)
Proceeds from swap contracts, net	1,245,472
Proceeds from unfunded loan commitments	117,847
Variation margin paid on futures contracts	(23,511,152)

Net increase in cash from operating activities		$23,652,721
Financing Activities:
Cash dividends paid	(71,221,148)
Increase in reverse repurchase agreements	35,956,813

Net decrease in cash from financing activities		(35,264,335)
Effect of exchange rate on cash		1,774,498

Net decrease in cash		(9,837,116)
Cash at beginning of period		9,876,841

Cash at end of period		$39,725

Reconciliation of Net Increase in Net Assets from Operations to Net Increase in Cash from Operating Activities:
Net increase in net assets from Operations		$115,882,792
Adjustments:
Increase in interest and dividends receivable	$(7,767,545)
Net accretion of bond discount and amortization of bond premium	3,045,717
Inflation Index Income	74,095
Decrease in accrued expenses	(168,063)
Purchases of long-term investments	(1,174,430,164)
Proceeds from disposition of long-term investments	1,189,358,264
Purchases of short-term investments, net	(14,184,479)
Proceeds on swap contracts, net	1,245,472
Variation margin paid on futures contracts	(23,511,152)
Net realized gain on investment and foreign currency transactions	(65,856,254)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(35,962)

Total adjustments		(92,230,071)

Net increase in cash from operating activities		$23,652,721

See notes to financial statements.

38	• ALLIANCEBERNSTEIN INCOME FUND

Statement of Cash Flows

NOTES TO FINANCIAL STATEMENTS

June 30, 2012 (unaudited)

NOTE A

Significant Accounting Policies

AllianceBernstein Income Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows: Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter market (“OTC”) put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures contracts are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are

ALLIANCEBERNSTEIN INCOME FUND •	39

Notes to Financial Statements

valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The U.S. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

40	• ALLIANCEBERNSTEIN INCOME FUND

Notes to Financial Statements

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of June 30, 2012:

Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Governments—Treasuries	$	– 0	–	$1,818,487,451		$	– 0	–	$1,818,487,451
Corporates—Investment Grades		– 0	–	349,411,642			– 0	–	349,411,642
Corporates—Non-Investment Grades		– 0	–	343,520,405			2,102,330		345,622,735
Agencies		– 0	–	224,565,204			– 0	–	224,565,204
Mortgage Pass-Throughs		– 0	–	182,799,631			– 0	–	182,799,631
Quasi-Sovereigns		– 0	–	85,967,803			– 0	–	85,967,803
Emerging Markets—Corporate Bonds		– 0	–	41,537,333			1,612,268		43,149,601
Bank Loans		– 0	–	– 0	–		41,310,934		41,310,934
Commercial Mortgage-Backed Securities		– 0	–	26,352			40,123,864		40,150,216
Emerging Markets—Sovereigns		– 0	–	27,747,225			– 0	–	27,747,225
Governments—Sovereign Bonds		– 0	–	23,425,369			– 0	–	23,425,369
Preferred Stocks		14,904,837		– 0	–		– 0	–	14,904,837
Local Governments—Municipal Bonds		– 0	–	11,643,846			– 0	–	11,643,846
Governments—Sovereign Agencies		– 0	–	3,595,619			– 0	–	3,595,619
Common Stocks		– 0	–	– 0	–		906,100		906,100
Asset-Backed Security		– 0	–	649,541			– 0	–	649,541
Collateralized Mortgage Obligations		– 0	–	– 0	–		509,226		509,226
Options Purchased—Puts		– 0	–	– 0	–		170		170
Warrants		– 0	–	– 0	–		– 0	–^	– 0	–
Short-Term Investments		30,676,096		– 0	–		– 0	–	30,676,096

Total Investments in Securities		45,580,933		3,113,377,421			86,564,892		3,245,523,246
Other Financial Instruments*:
Assets:
Forward Currency Exchange Contracts		– 0	–	4,593,715			– 0	–	4,593,715
Credit Default Swap Contracts		– 0	–	3,373,414			– 0	–	3,373,414
Liabilities:
Futures Contracts		(3,230,884)		– 0	–		– 0	–	(3,230,884	)#
Forward Currency Exchange Contracts		– 0	–	(1,231,759)			– 0	–	(1,231,759)
Credit Default Swap Contracts		– 0	–	(172,235)			– 0	–	(172,235)
Unfunded Loan Commitments		– 0	–	– 0	–		(563,103)		(563,103)

Total+		$42,350,049		$3,119,940,556			$86,001,789		$3,248,292,394

ALLIANCEBERNSTEIN INCOME FUND •	41

Notes to Financial Statements

^	The Fund held securities with zero market value at period end.

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

#	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the portfolio of investments.

+	There were no transfers between Level 1 and Level 2 during the reporting period.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value. The transfers between levels of the fair value hierarchy assumes the financial instrument was transferred at the beginning of the reporting period.

	Corporates - Non-Investment Grades		Emerging Markets - Corporate Bonds		Bank Loans^
Balance as of 12/31/11	$1,250,452		$1,630,799		$39,984,562
Accrued discounts/(premiums)	(63,767)		(107,241)		202,341
Realized gain (loss)	– 0	–	– 0	–	130,550
Change in unrealized appreciation/depreciation	50,945		88,710		840,506
Purchases	1,483,000		– 0	–	20,555,393
Sales	– 0	–	– 0	–	(20,402,418)
Transfers in to Level 3	– 0	–	– 0	–	– 0	–
Transfers out of Level 3	(618,300)		– 0	–	– 0	–

Balance as of 6/30/12	$2,102,330		$1,612,268		$41,310,934

Net change in unrealized appreciation/depreciation from Investments held as of 6/30/12*	$50,945		$88,710		$553,019

	Commercial Mortgage- Backed Securities		Common Stocks		Collateralized Mortgage Obligations
Balance as of 12/31/11	$49,535,691		$871,250		$354,833
Accrued discounts/(premiums)	115,171		– 0	–	797
Realized gain (loss)	1,283,231		– 0	–	26,531
Change in unrealized appreciation/depreciation	1,520,626		34,850		(17,105)
Purchases	3,294,813		– 0	–	513,806
Sales	(15,625,668)		– 0	–	(369,636)
Transfers in to Level 3	– 0	–	– 0	–	– 0	–
Transfers out of Level 3	– 0	–	– 0	–	– 0	–

Balance as of 6/30/12	$40,123,864		$906,100		$509,226

Net change in unrealized appreciation/depreciation from Investments held as of 6/30/12*	$2,147,521		$34,850		$2,476

42	• ALLIANCEBERNSTEIN INCOME FUND

Notes to Financial Statements

	Options Purchased - Puts		Warrants^			Credit Default Swap Contracts
Balance as of 12/31/11	$170,219			$457,536			$(1,421,444)
Accrued discounts/(premiums)	– 0	–		– 0	–		– 0	–
Realized gain (loss)	– 0	–		– 0	–		– 0	–
Change in unrealized appreciation/depreciation	(170,049)			(457,536)			– 0	–
Purchases	– 0	–		– 0	–		– 0	–
Sales	– 0	–		– 0	–		– 0	–
Transfers in to Level 3	– 0	–		– 0	–		– 0	–
Transfers out of Level 3	– 0	–		– 0	–		1,421,444

Balance as of 6/30/12	$170		$	– 0	–	$	– 0	–

Net change in unrealized appreciation/depreciation from Investments held as of 6/30/12*	$(170,049)		$	– 0	–	$	– 0	–

	Unfunded Loan Commitments		Total
Balance as of 12/31/11	$(760,162)			$92,073,736
Accrued discounts/(premiums)	57,629			204,930
Realized gain (loss)	– 0	–		1,440,312
Change in unrealized appreciation/depreciation	139,430			2,030,377
Purchases	– 0	–		25,847,012
Sales	– 0	–		(36,397,722)
Transfers in to Level 3	– 0	–		– 0	–
Transfers out of Level 3	– 0	–		803,144

Balance as of 6/30/12+	$(563,103)			$86,001,789

Net change in unrealized appreciation/depreciation from Investments held as of 6/30/12*	$139,430			$2,846,902

^	The Fund held securities with zero market value at period end.

+	There were di minimis transfers under 1% of net assets during the reporting period.

*	The unrealized appreciation/depreciation is included in the net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

ALLIANCEBERNSTEIN INCOME FUND •	43

Notes to Financial Statements

The following presents information about significant unobservable inputs related to the Fund’s material categories of Level 3 investments at June 30, 2012:

	Quantitative Information about Level 3 Fair Value Measurements
	Fair Value at 6/30/2012	Valuation Technique	Unobservable Input	Range
Commercial Mortgage-backed Securities	$40,123,865	Discounted	Yield	5.5-6.077
		Cash Flow
			Spread over Treasury	425-526

			Average Life	4.21-9.03

		Broker Quotes	Market Quotes	62.347738

Bank Loans	$41,310,934	Vendor Pricing	Composite of Quotes	62.583-100.938

		Fair Valuation	Valuation Committee Evaluation	7.5

Asset-Backed Securities, Commercial Mortgage-Backed Securities and Collateralized Mortgage Obligations—Within the non-Agency Mortgage Backed (RMBS and CMO) as well as the non-Credit Card or non-Auto Loan backed Asset Backed Securities, due to the relative illiquidity of these markets, the inability of the Fund to observe trading activity in the markets, and the broker quotes not being indicative to trade, the Fund has determined securities in these sectors generally warrant a Level 3 classification.

Because of the wide range of spreads and relatively low trading activity of similar securities, the Fund’s Valuation Committee engages in a regular review process of such securities which meets as often as daily, and involves (as needed) participation from the Mortgage Trading Desk, Fixed Income Research, Risk, Pricing Group, Fund Accounting and Legal. The Fund’s Pricing Group gathers prices from Pricing Direct and IDC (and other vendors as deemed appropriate over time) and from major recognized brokers who make a market in these instruments. The Fund’s trading desk reports on trading activity and engages in dialogue with the trading personnel at the brokers. This review covers the entire portfolio of securities in this sector.

Because the Fund has declared these instruments as Level 3 (due to wide spreads, low quality ratings, and relatively low trading activity), significant inputs (including Constant Prepayment Rate (“CPR”), Loss Severity, and Probability of Default) generally considered observable are deemed unobservable in these asset classes. The Fund’s Valuation Committee periodically reviews these asset classes (as a standing practice) to confirm that the status remains unchanged.

The significant unobservable inputs used in the fair value measurement of the Fund’s Collateralized Mortgage Obligation Securities are CPR, Loss Severity, and Probability of Default. On non-evaluated assets, broker quotes are used when other market information not available to produce an evaluation and are

44	• ALLIANCEBERNSTEIN INCOME FUND

Notes to Financial Statements

considered non-observable. Generally, a change in the assumption used for the probability of default is accompanied by a directionally similar change in the assumption used for the loss severity and a directionally opposite change in the assumption used for prepayment rates.

The significant unobservable inputs used in the fair value measurement of the Fund’s Private Corporate and Asset Backed Securities are the spread over the public curve as well as the spreads or yields on the non-rated instruments.

Bank Loans—The significant unobservable inputs used in the fair value measurement of the Fund’s Bank Loans are the market quotes that are received by the pricing vendors.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

ALLIANCEBERNSTEIN INCOME FUND •	45

Notes to Financial Statements

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

7. Repurchase Agreements

It is the Fund’s policy that its custodian or designated subcustodian take control of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities are sufficient to cover the value of the repurchase agreements. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of collateral by the Fund may be delayed or limited.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement (the “Advisory Agreement”), the Fund pays the Adviser a monthly advisory fee in an amount equal to the sum of 1/12th of .30 of 1% of the Fund’s average weekly net assets up to $250 million, 1/12th of .25 of 1% of the Fund’s average weekly net assets in excess of $250 million, and 4.75% of the Fund’s daily gross income (i.e., income other than gains from the sale of securities and foreign currency transactions or gains realized from options, futures and swap contracts, less interest on money borrowed by the Fund) accrued by the Fund during the month. However, such monthly advisory fee shall not exceed in the aggregate 1/12th of .80% of the Fund’s average weekly net assets during the month (approximately .80% on an annual basis).

Under the terms of the Shareholder Inquiry Agency Agreement with AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of

46	• ALLIANCEBERNSTEIN INCOME FUND

Notes to Financial Statements

the Adviser, the Fund reimburses ABIS for costs relating to servicing phone inquiries on behalf of the Fund. During the six months ended June 30, 2012, there was no reimbursement paid to ABIS.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended June 30, 2012, such fee amounted to $41,417.

During the six months ended June 30, 2012, the Adviser reimbursed the Fund $51 for trading losses incurred due to a trade entry error.

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc.—Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the six months ended June 30, 2012 is as follows:

Market Value December 31, 2011 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value June 30, 2012 (000)	Dividend Income (000)
$ 16,492	$407,432	$393,248	$30,676	$14

Brokerage commissions paid on investment transactions for the six months ended June 30, 2012 amounted to $42,535, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended June 30, 2012 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$448,024,456	$466,443,598
U.S. government securities	725,561,978	688,963,162

ALLIANCEBERNSTEIN INCOME FUND •	47

Notes to Financial Statements

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding futures, foreign currency and swap transactions) are as follows:

Gross unrealized appreciation	$179,003,243
Gross unrealized depreciation	(17,084,303)

Net unrealized appreciation	$161,918,940

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures Contracts

The Fund may buy or sell futures contracts for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market or for investment purposes. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into a futures contract, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures contracts is generally less than privately negotiated futures contracts, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements). When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

48	• ALLIANCEBERNSTEIN INCOME FUND

Notes to Financial Statements

Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended June 30, 2012, the Fund held futures contracts for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Fund has in that particular currency contract.

During the six months ended June 30, 2012, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Fund may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund

ALLIANCEBERNSTEIN INCOME FUND •	49

Notes to Financial Statements

bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value. For the six months ended June 30, 2012, the Fund had no transactions in written options.

During the six months ended June 30, 2012, the Fund held purchased options for hedging and non-hedging purposes.

•	Swap Agreements

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures, including by making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swap agreements to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap agreement.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred

50	• ALLIANCEBERNSTEIN INCOME FUND

Notes to Financial Statements

by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swap contracts. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of swap contracts on the statement of operations.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap contracts. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended June 30, 2012, the Fund held interest rate swap contracts for hedging and non-hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk

ALLIANCEBERNSTEIN INCOME FUND •	51

Notes to Financial Statements

exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap agreement, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. The accrual for these interim payments is recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Upfront premiums paid or received in connection with credit default swap contracts are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap agreement, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap contract (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

During the six months ended June 30, 2012, the Fund held credit default swap contracts for hedging purposes.

Implied credit spreads utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

52	• ALLIANCEBERNSTEIN INCOME FUND

Notes to Financial Statements

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swap agreements entered into by the Fund for the same reference obligation with the same counterparty. As of June 30, 2012, the Fund did not have Buy Contracts outstanding with respect to the same referenced obligation and same counterparty for its Sale Contracts outstanding.

Documentation governing the Fund’s OTC derivatives may contain provisions for early termination of such transaction in the event the net assets of the Fund decline below specific levels set forth in the documentation (“net asset contingent features”). If these levels are triggered, the Fund’s counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. As of June 30, 2012, the Fund had OTC derivatives with contingent features in net liability positions in the amount of $1,630,341. The fair value of assets pledged as collateral by the Fund for such derivatives was $3,240,268 at June 30, 2012. If a trigger event had occurred at June 30, 2012, for those derivatives in a net liability position, no additional amounts would be required to be posted by the Fund since the aggregate fair value of the required collateral posted exceeded the settlement amounts of open derivative contracts.

At June 30, 2012, the Fund had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$4,593,715	Unrealized depreciation of forward currency exchange contracts	$1,231,759

Foreign exchange contracts	Investments in securities, at value	170

Credit contracts	Unrealized appreciation on credit default swap contracts	3,373,414	Unrealized depreciation on credit default swap contracts	172,235

Interest rate contracts			Receivable/Payable for variation margin on futures contracts	3,230,884	*

Total		$7,967,299		$4,634,878

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the portfolio of investments.

ALLIANCEBERNSTEIN INCOME FUND •	53

Notes to Financial Statements

The effect of derivative instruments on the statement of operations for the six months ended June 30, 2012:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives		Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/ depreciation of foreign currency denominated assets and liabilities	$(2,464,280)		$952,247

Foreign exchange contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/ depreciation of investments	– 0	–	(170,049)
Credit contracts	Net realized gain (loss) on swap contracts; Net change in unrealized appreciation/ depreciation of swap contracts	1,069,394		3,448,638

Interest rate contracts	Net realized gain (loss) on swap contracts; Net change in unrealized appreciation/ depreciation of swap contracts	262,616		– 0	–

Interest rate contracts	Net realized gain (loss) on futures contracts; Net change in unrealized appreciation/ depreciation of futures contracts	(19,743,210)		1,751,629

Total		$(20,875,480)		$5,982,465

For the six months ended June 30, 2012, the average monthly principal amount of foreign currency exchange contracts was $439,936,913, the average monthly notional amount of credit default swaps was $75,660,000, the average monthly original value of futures contracts was $696,049,442 and the average monthly cost of purchased options contracts was $448,298. For one month of the period, the notional amount of interest rate swaps was $44,589,301.

54	• ALLIANCEBERNSTEIN INCOME FUND

Notes to Financial Statements

2. Currency Transactions

The Fund may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. Dollar Rolls

The Fund may enter into dollar rolls. Dollar rolls involve sales by the Fund of securities for delivery in the current month and the Fund’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques and may be considered to be borrowings by the Fund. For the six months ended June 30, 2012, the Fund had no transactions in dollar rolls.

4. Reverse Repurchase Agreements

Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price. For the six months ended June 30, 2012, the average amount of reverse repurchase agreements outstanding was $1,031,036,031 and the daily weighted average interest rate was 0.19%.

5. Loan Participations and Assignments

The Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers, either in the form of participations at the time the loan is originated (“Participations”) or by buying an interest in the loan in the secondary market from a financial institution or institutional investor (“Assignments”). A loan is often administered by a bank or other financial institution (the “Lender”) that

ALLIANCEBERNSTEIN INCOME FUND •	55

Notes to Financial Statements

acts as agent for all holders. The agent administers the term of the loan as specified in the loan agreement. When investing in Participations, the Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. In addition, when investing in Participations, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender and only upon receipt of payments by the Lender from the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the Lender. When the Fund purchases Assignments from Lenders, it will typically acquire direct rights against the borrower on the loan. These loans may include participations in “bridge loans”, which are loans taken out by borrowers for a short period (typically less than six months) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high-yield bonds issued for the purpose of acquisitions. The Fund may also participate in unfunded loan commitments, which are contractual obligations for investing in future Participations, and receive a commitment fee based on the amount of the commitment. Under these arrangements, the Fund will receive a fixed rate commitment fee and, if and to the extent the borrower borrows under the facility, the Fund may receive an additional funding fee.

Unfunded loan commitments and funded loans are marked to market daily.

As of June 30, 2012, the Fund had the following unfunded loan commitment which could be extended at the option of the borrower pursuant to the respective loan agreement. The unrealized depreciation on such loan was $82,540.

Borrower	Unfunded Loan Commitment	Funded
General Motors Holdings, LLC LIBOR + 2.75%, 10/27/15	$5,825,000	$	– 0	–

In addition, the Fund had the following bridge loan commitments outstanding:

Loan	Unfunded Loan Participation Commitments	Funded
Party City LIBOR, 06/28/13	$4,100,000	$	– 0	–
Wolverine WorldWide LIBOR, 06/12/13	4,600,000		– 0	–

During the six months ended June 30, 2012, the Fund received commitment fees or additional funding fees in the amount of $117,847.

NOTE D

Common Stock

During the six months ended June 30, 2012 and the year ended December 31, 2011, the Fund did not issue any shares in connection with the Fund’s dividend reinvestment plan.

56	• ALLIANCEBERNSTEIN INCOME FUND

Notes to Financial Statements

NOTE E

Risks Involved in Investing in the Fund

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

The Fund invests in the sovereign debt obligations of countries that are considered emerging market countries at the time of purchase. Therefore, the Fund is susceptible to governmental factors and economic and debt restructuring developments adversely affecting the economics of these emerging market countries. In addition, these debt obligations may be less liquid and subject to greater volatility than debt obligations of more developed countries.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Fund’s investments or reduce the returns of the Fund. For example, the value of the Fund’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Fund’s investments denominated in foreign currencies, the Fund’s positions in various foreign

ALLIANCEBERNSTEIN INCOME FUND •	57

Notes to Financial Statements

currencies may cause the Fund to experience investment losses due to the changes in exchange rates and interest rates.

Leverage Risk—The Fund utilizes leverage through the investment techniques of reverse repurchase agreements and dollar rolls. In addition, the Fund may borrow money in the future, through participation in credit facilities, direct bank borrowings, or otherwise. Reverse repurchase agreements and dollar rolls are speculative techniques and are considered borrowings by the Fund. The use of derivative instruments by the Fund, such as forwards, futures, options and swaps, may also result in a form of leverage.

Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining. The risks of leverage also include potentially a higher volatility of the NAV of the Common Stock, potentially more volatility in the market value of the Common Stock and the relatively greater effect on the NAV of the Common Stock caused by favorable or adverse changes in portfolio security values or currency exchange rates. In addition, changes in the interest rate environment can increase or decrease shareholder returns. The Fund maintains asset coverage of at least 300% with respect to borrowings.

To the extent that the current interest rate on the Fund’s indebtedness approaches the net return on the leveraged portion of the Fund’s investment portfolio, then the benefit to the shareholders will be reduced. If the rate on indebtedness were to exceed the net return on the same portion of the portfolio, then this would result in a lower rate of return for the shareholders. Similarly, the use of leverage in a declining market can advance the decrease of the Fund’s NAV more so than if the Fund were not leveraged, which would likely be reflected in a greater decline in the market price for shares of Common Stock than if the Fund were not leveraged. In extreme cases, if the Fund’s current investment income were not sufficient to meet interest payments on indebtedness or if the Fund failed to maintain the asset coverage required by the 1940 Act, then it could be necessary for the Fund to liquidate certain investments at a time when it may be disadvantageous to do so.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

58	• ALLIANCEBERNSTEIN INCOME FUND

Notes to Financial Statements

NOTE F

Distributions to Shareholders

The tax character of distributions to be paid for the year ending December 31, 2012 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended December 31, 2011 and December 31, 2010 were as follows:

	2011	2010
Distributions paid from:
Ordinary income	$139,236,985	$119,512,555

Total taxable distributions	139,236,985	119,512,555

Total distributions paid	$139,236,985	$119,512,555

As of December 31, 2011, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(53,619,626)	(a)
Unrealized appreciation/(depreciation)	167,805,670	(b)

Total accumulated earnings/(deficit)	$114,186,044	(c)

(a)

On December 31, 2011, the Fund had a net capital loss carryforward of $41,244,647. During the fiscal year, the Fund utilized $5,441,030 of capital loss carryforwards to offset current year net realized gains. As of December 31, 2011, the cumulative deferred loss on straddles was $12,374,979.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps, the difference between book and tax amortization methods for premium, the tax treatment of partnership investments, and the realization for tax purposes of gains/losses on certain derivative instruments.

(c)

The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to a payment received with regard to an unfunded loan commitment for General Motors Holdings, LLC.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

As of December 31, 2011, the Fund had a net capital loss carryforward of $41,244,647 which will expire as follows:

SHORT-TERM AMOUNT	LONG-TERM AMOUNT	EXPIRATION
$7,337,037	n/a	2016
33,907,610	n/a	2017

ALLIANCEBERNSTEIN INCOME FUND •	59

Notes to Financial Statements

NOTE G

Recent Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) related to disclosures about offsetting assets and liabilities in financial statements. The amendments in this update require an entity to disclose both gross and net information for derivatives and other financial instruments that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The ASU is effective during interim or annual reporting periods beginning on or after January 1, 2013. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

NOTE H

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

60	• ALLIANCEBERNSTEIN INCOME FUND

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Common Stock Outstanding Throughout Each Period

Six Months Ended June 30, 2012 (unaudited)	Year Ended December 31,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 8.93	$ 8.75	$ 8.37	$ 7.49	$ 8.59	$ 8.31

Income From Investment Operations
Net investment income(a)	.21	.44	.47	.54	.59	.57
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.26	.31	.40	.89	(1.06)	.44
Contributions from Adviser	.00	(b)	– 0	–	– 0	–	– 0	–	.00	(b)	– 0	–

Net increase (decrease) in net asset value from operations	.47	.75	.87	1.43	(.47)	1.01

Less: Dividends
Dividends from net investment income	(.20)	(.57)	(.49)	(.55)	(.63)	(.73)

Net asset value, end of period	$ 9.20	$ 8.93	$ 8.75	$ 8.37	$ 7.49	$ 8.59

Market value, end of period	$ 8.32	$ 8.07	$ 7.93	$ 8.25	$ 7.08	$ 8.05

Discount, end of period	(9.57)%	(9.63)%	(9.37)%	(1.43)%	(5.47)%	(6.29)%
Total Return
Total investment return based on:(c)
Market value	5.63%	9.36%	2.10%	25.09%	(4.64)%	8.01%
Net asset value	5.56%	9.67%	11.04	%*	19.97%	(5.46	)%*	12.89	%*
Ratios/Supplemental Data
Net assets, end of period (000,000’s omitted)	$2,236	$2,168	$2,126	$2,033	$1,817	$2,084
Ratio to average net assets of:
Expenses	.65	%(d)	.64%	.71%	.91%	2.02%	3.35%
Expenses, excluding interest expense and TALF administration fee(e)	.56	%(d)	.58%	.60%	.68%	.72%	.71%
Expenses, excluding interest expense(e)	.56	%(d)	.58%	.60%	.69%	.72%	.71%
Net investment income	4.53	%(d)	5.00%	5.40%	6.84%	7.15%	6.74%
Portfolio turnover rate	36%	67%	121%	153%	51%	90%
Asset coverage ratio(f)	N/A	N/A	N/A	N/A	530%	589%
Bank borrowing outstanding (in millions)(f)	$– 0	–	$– 0	–	$– 0	–	$– 0	–	$400	$400

See footnote summary on page 62.

ALLIANCEBERNSTEIN INCOME FUND •	61

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Amount is less than $0.005.

(c)	Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return calculated for a period of less than one year is not annualized.

(d)	Annualized.

(e)	Excludes net interest expense of .09%, .06%, .11%, .22%, 1.30% and 2.64%, respectively, on borrowings.

(f)	The Fund participated in a credit facility which was terminated on May 22, 2009.

*	Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the years ended December 31, 2010, December 31, 2008 and December 31, 2007 by 0.15%, 0.33% and 1.69%, respectively.

See notes to financial statements.

62	• ALLIANCEBERNSTEIN INCOME FUND

Financial Highlights

ADDITIONAL INFORMATION

(unaudited)

Dividend Reinvestment and Cash Purchase Plan

Shareholders whose shares are registered in their own names may elect to be participants in the Dividend Reinvestment and Cash Purchase Plan (the “Plan”), pursuant to which dividends and capital gain distributions to shareholders will be paid in or reinvested in additional shares of the Fund (the “Dividend Shares”). Computershare Trust Company, N.A. (the “Agent”) will act as agent for participants under the Plan. The Plan also allows you to make optional cash investments in Fund shares through the Agent. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

If the Board declares an income distribution or determines to make a capital gain distribution payable either in shares or in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock of the Fund valued as follows:

(i)	If the shares of Common Stock are trading at net asset value or at a premium above net asset value at the time of valuation, the Fund will issue new shares at the greater of net asset value or 95% of the then current market price.

(ii)	If the shares of Common Stock are trading at a discount from net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and apply it to the purchase of the Fund’s shares of Common Stock in the open market on the New York Stock Exchange or elsewhere, for the participants’ accounts. Such purchases will be made on or shortly after the payment date for such dividend or distribution and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with Federal securities laws. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of a share of Common Stock, the average purchase price per share paid by the Plan Agent may exceed the net asset value of the Fund’s shares of Common Stock, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

The Plan Agent will maintain all shareholders’ accounts in the Plan and furnish written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificate form in the name of the participant, and each shareholder’s proxy will include those shares purchased or received pursuant to the Plan.

There will be no charges with respect to shares issued directly by the Fund to satisfy the dividend reinvestment requirements. However, each participant will

ALLIANCEBERNSTEIN INCOME FUND •	63

Additional Information

pay a pro-rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases of shares.

The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on dividends and distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend or distribution. The Plan may also be amended or terminated by the Plan Agent on at least 90 days written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Plan Agent at Computershare Trust Company, N.A., P.O. Box 43010, Providence, RI 02940-3010.

64	• ALLIANCEBERNSTEIN INCOME FUND

Additional Information

RESULTS OF STOCKHOLDERS MEETING

(unaudited)

Supplemental Proxy Information

The Annual Meeting of Stockholders of AllianceBernstein Income Fund, Inc. was held on March 29, 2012.

A description of the proposal and number of shares voted at the Meeting are as follows:

1.	To elect Class Three Directors (terms expire in 2015):

Director	Voted for	Authority Withheld
Garry L. Moody	205,964,957	13,142,059
Marshall C. Turner	205,949,815	13,157,797
Earl D. Weiner	205,688,318	13,419,294

ALLIANCEBERNSTEIN INCOME FUND •	65

Results of Stockholders Meeting

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman John H. Dobkin(1)	Robert M. Keith, President and Chief Executive Officer
Michael J. Downey(1) D. James Guzy(1) Nancy P. Jacklin(1)	Garry L. Moody(1) Marshall C. Turner, Jr.(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein,

Senior Vice President and Independent Compliance Officer

Paul J. DeNoon(2), Vice President

Gershon M. Distenfeld(2),
Vice President

Michael L. Mon, Vice President

Douglas J. Peebles(2), Vice President

Matthew S. Sheridan(2), Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller

Administrator

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, NY 10105

Dividend Paying Agent, Transfer Agent and Registrar

Computershare Trust Company, N.A.

P.O. Box 43010

Providence, RI 02940-3010

Custodian and Accounting Agent

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004 Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The most significant responsibility for the day-to-day management of, and investment decisions for, the Fund’s portfolio are made by a team of investment professionals consisting of Messrs. DeNoon, Distenfeld, Peebles and Sheridan.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase from time to time at market prices shares of its Common Stock in the open market.

This report, including the financial statements herein, is transmitted to the shareholders of AllianceBernstein Income Fund for their information. The financial information included herein is taken from the records of the Fund. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Annual Certifications—As required, on April 27, 2012, the Fund submitted to the New York Stock Exchange (“NYSE”) the annual certification of the Fund’s Chief Executive Officer certifying that he is not aware of any violations of the NYSE’s Corporate Governance listing standards. The Fund has also included the certifications of the Fund’s Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act of 2002 as exhibits to the Fund’s Form N-CSR filed with the Securities and Exchange Commission for the reporting period.

66	• ALLIANCEBERNSTEIN INCOME FUND

Board of Directors

SUMMARY OF GENERAL INFORMATION

Shareholder Information

The daily net asset value of the Fund’s shares is available from the Fund’s Transfer Agent by calling (800) 426-5523. The Fund also distributes its daily net asset value to various financial publications or independent organizations such as Lipper Inc., Morningstar, Inc. and Bloomberg.

The Fund’s NYSE trading symbol is “ACG.” Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal, each Saturday in Barron’s and other newspapers in a table called “Closed-End Funds.” Daily net asset value and market price information and additional information regarding the Fund is available at www.alliancebernstein.com and at www.nyse.com.

Dividend Reinvestment Plan

A Dividend Reinvestment Plan provides automatic reinvestment of dividends and capital gains distributions in additional Fund shares. The Plan also allows you to make optional cash investments in Fund Shares through the Plan Agent. If you wish to participate in the Plan and your shares are held in your name, simply complete and mail the enrollment form in the brochure. If your shares are held in the name of your brokerage firm, bank or other nominee, you should ask them whether or how you can participate in the Plan.

For questions concerning shareholder account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call Computershare Trust Company, N.A. at (800) 219-4218.

ALLIANCEBERNSTEIN INCOME FUND •	67

Summary of General Information

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Asset Allocation/Multi-Asset

Dynamic All Market Fund

Emerging Markets Multi-Asset

International Portfolio

Real Asset Strategy

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Large Cap Growth Fund

Select U.S. Equity Portfolio

Small Cap Growth Portfolio

Small/Mid Cap Growth Fund

U.S. Strategic Research Portfolio

Global & International

Global Thematic Growth Fund

International Discovery Equity Portfolio

International Focus 40 Portfolio

International Growth Fund

Value Funds

Domestic

Core Opportunities Fund

Equity Income Fund

Growth & Income Fund

Small/Mid Cap Value Fund

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

Unconstrained Bond Fund

Municipal Bond Funds

Arizona California High Income Massachusetts Michigan Minnesota Municipal Bond Inflation Strategy	National New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

Alternatives

Market Neutral Strategy-Global

Market Neutral Strategy-U.S.

Balanced

Balanced Shares

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,* which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

*	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

68	• ALLIANCEBERNSTEIN INCOME FUND

Alliancebernstein Family of Funds

Privacy Notice (This information is not part of the Shareholder Report.)

AllianceBernstein L.P., the AllianceBernstein Family of Funds and AllianceBernstein Investments, Inc. (collectively, “AllianceBernstein” or “we”) understand the importance of maintaining the confidentiality of our clients’ nonpublic personal information. Nonpublic personal information is personally identifiable financial information about our clients who are natural persons. To provide financial products and services to our clients, we may collect information about clients from sources, including: (1) account documentation, including applications or other forms, which may contain information such as a client’s name, address, phone number, social security number, assets, income, and other household information, (2) clients’ transactions with us and others, such as account balances and transactions history, and (3) information from visitors to our websites provided through online forms, site visitorship data, and online information collecting devices known as “cookies.”

It is our policy not to disclose nonpublic personal information about our clients (or former clients) except to our affiliates, or to others as permitted or required by law. From time to time, AllianceBernstein may disclose nonpublic personal information that we collect about our clients (or former clients), as described above, to non-affiliated third parties, including those that perform processing or servicing functions and those that provide marketing services for us or on our behalf under a joint marketing agreement that requires the third party provider to adhere to AllianceBernstein’s privacy policy. We have policies and procedures to safeguard nonpublic personal information about our clients (and former clients) that include restricting access to such nonpublic personal information and maintaining physical, electronic and procedural safeguards, that comply with applicable standards, to safeguard such nonpublic personal information.

ALLIANCEBERNSTEIN INCOME FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

ACMI-0152-0612

ITEM 2. CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

There have been no purchases of equity securities by the Fund or by affiliated parties for the reporting period.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

Exhibit No.	DESCRIPTION OF EXHIBIT

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Income Fund, Inc.

By:	/s/ ROBERT M. KEITH
Robert M. Keith
President

Date: August 23, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ ROBERT M. KEITH
Robert M. Keith
President

Date: August 23, 2012

By:	/s/ JOSEPH J. MANTINEO
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date: August 23, 2012